SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest
event  reported):  May  10,  2010
                   --------------

                           GOLDEN GATE HOMES, INC.
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     (Exact  name  of  registrant  as  specified  in  its  Charter)

     Delaware                  001-32574                87-0745202
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 (State  or  other          (Commission  File          (IRS  Employer
 jurisdiction  of                Number)            Identification  Number)
   Incorporation)

855  Bordeaux  Way,  Suite  200,  Napa,  California         94558
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(Address  of  principal executive offices)                (Zip Code)

Registrant's  telephone  number,
including  area  code:   (707)  254-8880
                         ---------------

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   (Former  name  or  former  address  if  changed  since  last  report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]     Pre-commencement  communications  pursuant  to  Rule  13e-4(c) under the
        Exchange     Act  (17  CFR  240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     Brandon Birtcher informed the Company on May 10, 2010 that he was resigning as President of the Company, effective immediately. The Board accepted his resignation the following day. The Company has determined that it will leave the position of President unfilled for the present time.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GOLDEN  GATE  HOMES,  INC.
                                   (Registrant)

Date:  May  14,  2010              By:  /s/Steven  Gidumal
                                        -------------------
                                        Steven  Gidumal,
                                        Chairman  and  Chief  Financial  Officer